CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)
INTERNATIONAL FIXED INCOME INVESTMENTS

SUPPLEMENT DATED MAY 5, 2009
TO THE PROSPECTUS DATED JANUARY 2, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

INTERNATIONAL FIXED INCOME INVESTMENTS (“Fund”)

Effective May 1, 2009, the following replaces the disclosure related to the Fund in the section entitled “The Sub-advisers” on page 44 of the Prospectus:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	100%
Mohamed A. El-Erian
Chief Executive Officer and Co-Chief Investment Officer
(2007-present).  Mr. El-Erian re-joined PIMCO in December 2007, after serving as President and CEO of Harvard Management Company (2005-2007). Prior to that time, Mr. El-Erian was Managing Director at PIMCO, which he originally joined in 1999.
				Since 2009

Pro_January 2, 2009_Supp_050509